UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 25, 2017

On Deck Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1400 Broadway, 25th Floor
New York, New York 10018
(Address of principal executive offices, including ZIP code)
(888) 269-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
Credit Agreement Amendment
On May 25, 2017, Receivable Assets of OnDeck, LLC (“RAOD”), a wholly-owned subsidiary of On Deck Capital, Inc. (the “Company”), amended and restated its existing asset-backed revolving debt facilities (the “SunTrust Facility”) as described below. On that date, RAOD entered into that certain Second Amended and Restated Credit Agreement (the “Second A&R Credit Agreement”) with the Lenders party thereto from time to time, SunTrust Bank, as Administrative Agent (the “Administrative Agent”), and Wells Fargo Bank, N.A., as Paying Agent (in such capacity, the “Paying Agent”) and as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”). The Second A&R Credit Agreement amends and restates that certain Amended and Restated Credit Agreement (the “A&R Credit Agreement”), dated as of February 26, 2016, by and among RAOD, as Borrower, the Lenders party thereto, the Administrative Agent, the Paying Agent and the Collateral Agent. The A&R Credit Agreement was previously filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.
The Second A&R Credit Agreement amends the A&R Credit Agreement to provide for:

•	an eighteen month extension of the revolving commitment period during which RAOD may utilize funding capacity under the SunTrust Facility to November 22, 2018;

•	a decrease in the Class A revolving loans interest rate from LIBOR + 3.00% to LIBOR + 2.50%;

•	certain changes to portfolio performance covenants; and

•	various related technical, definitional, conforming and other changes.
The foregoing description of the Second A&R Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Second A&R Credit Agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending June 30, 2017.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017	On Deck Capital, Inc.

/s/ Howard Katzenberg
Howard Katzenberg Chief Financial Officer